UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PARAMETRIC TECHNOLOGY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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PARAMETRIC TECHNOLOGY CORPORATION

Stockholder Meeting to be held on 03/04/09

** IMPORTANT NOTICE **

Proxy Materials Available

Regarding the Availability of Proxy Materials

Notice and Proxy Statement

Form 10-K- Wrap

You are receiving this communication because you hold shares in the above company and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed below on or before 02/18/09.

PARAMETRIC TECHNOLOGY CORPORATION

140 KENDRICK STREET

NEEDHAM, MA 02494

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type: Annual

Meeting Date: 03/04/09

Meeting Time: 8:30 A.M. EST

For holders as of: 01/05/09

Meeting Location:

Company Headquarters

140 Kendrick Street

Needham, MA 02494

Meeting Directions:

For Meeting Directions, Please Call:

1-781-370-5000

How To Vote

Vote In Person

You may attend the meeting and vote in person. You must provide evidence of ownership of the shares to be admitted to the meeting. At the meeting, you will need to request a ballot to vote the shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

THE DIRECTORS RECOMMEND A VOTE “FOR ALL” NOMINEES.

1. Elect three Class I Directors to serve for the next three years:

Nominees:

01) Donald K. Grierson

02) James E. Heppelmann

03) Oscar B. Marx, III

THE DIRECTORS RECOMMEND A VOTE “FOR” PROPOSAL 2.

2. Approve an increase to 22,300,000 in the total number of shares issuable under our 2000 Equity Incentive Plan.

THE DIRECTORS RECOMMEND A VOTE “FOR” PROPOSAL 3.

3. Confirm the selection of PricewaterhouseCoopers LLP as PTC’s independent registered public accounting firm for the current fiscal year.

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